32.1 Certification of the Chief Executive Officer and Chief Financial Officer of INFE - Human Resources, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of INFE - Human Re-sources, Inc. (the "Company") for the year ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Re-port"), the undersigned Arthur Viola, Chief Executive Officer and Chief Fi-nancial Officer of INFE - Human Resources, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

         and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2005

                                /s/ Arthur Viola
                                ----------------
                                   Arthur Viola
                                   Chief Executive Officer

                                /s/ Arthur Viola
                                 -----------------
                                    Arthur Viola
                                    Chief Financial Officer